[ALLIED HEALTHCARE INTERNATIONAL INC. LOGO]

FOR IMMEDIATE RELEASE          For Further Information:
  AUGUST 11, 2004              ------------------------
                               Investor Contact:
                               -----------------
                               Charles Murphy, Chief Financial Officer
                               212-750-0064, charlesmurphy@alliedhealthcare.com
                               Media Contact:
                               --------------
                               Susan J. Lewis, 303-804-0494,
                               susanlewis@alliedhealthcare.com
                               -------------------------------

            ALLIED HEALTHCARE INTERNATIONAL INC. REPORTS FISCAL 2004
                              THIRD QUARTER RESULTS

                                         THIRD QUARTER         NINE MONTHS
                                         -------------         -----------
REVENUE                                       +8.8%               +11.9%
GROSS PROFIT                                 +14.5%               +15.7%
GROSS MARGIN %                                28.8%                28.4%
DILUTED EPS                                  $0.10                $0.20
DILUTED EPS, AS ADJUSTED                     $0.10                $0.23*

     NEW YORK ... August 11, 2004 - Allied Healthcare International Inc.
(NASDAQ: AHCI), a leading provider of flexible healthcare staffing services in the United Kingdom, announced today results for its fiscal 2004 third quarter ended June 30, 2004.

     Revenue for the third quarter ended June 30, 2004, rose 8.8 percent to
$81.9 million, compared with $75.3 million for the third quarter of fiscal 2003.
Gross profit rose 14.5 percent to $23.6 million versus $20.6 million for the comparable period. Net income available to common shareholders was $2.2 million or $0.10 per diluted share compared to $1.1 million or $0.05 per diluted share for the comparable period last year.

     Revenue for the nine months ended June 30, 2004, increased 11.9 percent to
$240.6 million, compared with $215.0 million for the same period of fiscal 2003.
Gross profit reached $68.4 million, an increase of 15.7 percent compared with
$59.1 million reported in the same period last year. Net income available to common shareholders

     *Results for the nine months ended June 30, 2004 exclude compensation payments made in the first quarter.

                                    - more -

Allied Healthcare International Inc.
Fiscal 2004 Third Quarter Results

was $4.5 million or $0.20 per diluted share compared to $5.0 million or $0.22 per diluted share for the previous year. Excluding the effect of unusual items, net income available to common shareholders was $5.3 million or $0.23 per share compared to $3.7 million or $0.17 per share for the previous year, an increase of over 35 percent.

     During the third quarter, the Company completed four acquisitions of Social
Services agencies bringing the total for the year to five. The initial consideration, excluding contingent payments, for these acquisitions was $4.0 million.

     Included in the results for the third quarter and nine-month period ended
June 30, 2004 is the favorable effect of currency changes.

     In July 2004, the company completed the sale of 14,500,000 shares of its common stock at a price of $4.90 per share in its follow-on public offering.

     Timothy M. Aitken, chairman, said of the company's third quarter performance: "Our numbers continue to compare more than favorably with both of our peer groups in the U.S. and the U.K. Furthermore the recently completed secondary offering affords Allied some truly significant opportunities going forward. The company has effectively restructured as well as reduced its debt.
Cost of money borrowed will be less and the covenants attached thereto less restrictive." Mr. Aitken concluded "This offering also prompted the conversion of the preferred shares into common stock resulting in one class of stock for all shareholders and eliminating any further expensive dividend payments."

Sarah L. Eames, chief executive officer and president, explained: "We continue to improve the company's financial performance. Our improvement in gross profit during the third quarter to 28.8 percent reflects flexibility in the Company's business model to focus on serving higher margin Social Services business.
Therefore, we remain focused on expanding our network of more than 120 locations through acquisition and are primarily seeking to acquire organizations that span the Social Services arena. "

                                    - more -

Allied Healthcare International Inc.
Fiscal 2004 Third Quarter Results

     In addition to disclosing results of operations that are determined in accordance with generally accepted accounting principles ("GAAP"), this press release also discloses non-GAAP results of operations that exclude or include certain charges. These non-GAAP measures adjust for charges that are unusual.
Management believes that the presentation of these non-GAAP measures provides useful information to investors regarding the company's results of operations, as these non-GAAP measures allow investors to better evaluate ongoing business performance. Management also uses these non-GAAP measures internally to assess the performance of its business and to establish operational goals. Investors should consider non-GAAP measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. A reconciliation of the non-GAAP measures disclosed in this press release with the most comparable GAAP measures are included in the financial tables attached to this press release.

     Allied Healthcare management will host a conference call to review results of its fiscal 2004 third quarter ended June 30, 2004 on Thursday, August 12,
2004 at 12:00 PM ET. Participants should dial 800-240-2134 at least ten minutes prior to the start of the call.

     To hear a live web simulcast of the conference call or to listen to the archived web cast following completion of the call, please visit the company's web site at www.alliedhealthcare.com, click on the news and press section, then select investor relations to access the link to the call. Refer to conference identification number 23925.

Certain statements contained herein are forward-looking statements that have been made pursuant to the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, including those contained in the company's filings with the Securities and Exchange Commission, which may cause actual results in future periods or plans for future periods to differ materially from those described herein as anticipated, believed or estimated.

                          - FINANCIAL TABLE ATTACHED -

                                    - more -

                      ALLIED HEALTHCARE INTERNATIONAL INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                             THREE MONTHS ENDED             NINE MONTHS ENDED
                                                                             ------------------             -----------------
                                                                           JUNE 30,       JUNE 30,       JUNE 30,        JUNE 30,
                                                                            2004            2003           2004            2003
                                                                           --------       --------       --------        --------

    Total revenues                                                       $  81,914       $  75,274      $ 240,624       $ 214,958
                                                                         ---------       ---------      ---------       ---------
    Gross profit                                                            23,586          20,595         68,429          59,118
    Selling, general and administrative expenses                            15,429          13,663         47,998          38,050
                                                                         ---------       ---------      ---------       ---------
          Operating income                                                   8,157           6,932         20,431          21,068
    Interest expense, net                                                    2,550           3,362          7,753           9,904
    Foreign exchange loss                                                       17               3             46              14
                                                                         ---------       ---------      ---------       ---------
          Income before income taxes and discontinued operations             5,590           3,567         12,632          11,150
    Provision for income taxes                                               2,291           1,828          4,928           3,704
          Income from continuing operations                                  3,299           1,739          7,704           7,446
Discontinued operations:
    Loss from discontinued operations                                          -              (138)           -               (16)
    Gain on disposal of subsidiaries, net of taxes of $775                     -               519            -               519
                                                                         ---------       ---------      ---------       ---------
                                                                               -               381            -               503
                                                                         ---------       ---------      ---------       ---------
          Net income                                                         3,299           2,120          7,704           7,949
    Redeemable preferred dividends and accretion                             1,091           1,003          3,216           2,971
                                                                         ---------       ---------      ---------       ---------
          Net income available to common shareholders                    $   2,208       $   1,117      $   4,488       $   4,978
                                                                         =========       =========      =========       =========
Basic income per share of common stock from:
          Income from continuing operations                              $    0.10       $    0.03      $    0.20       $    0.21
          Income from discontinued operations                                  -              0.02            -              0.02
                                                                         ---------       ---------      ---------       ---------
          Net income available to common shareholders                    $    0.10       $    0.05      $    0.20       $    0.23
                                                                         =========       =========      =========       =========
Diluted income per share of common stock from:
          Income from continuing operations                              $    0.10       $    0.03      $    0.20       $    0.20
          Income from discontinued operations                                  -              0.02            -              0.02
                                                                         ---------       ---------      ---------       ---------
          Net income available to common shareholders                    $    0.10       $    0.05      $    0.20       $    0.22
                                                                         =========       =========      =========       =========
Weighted average number of common shares outstanding:
          Basic                                                             22,191          22,239         22,183          21,885
                                                                         =========       =========      =========       =========
          Diluted                                                           22,818          22,557         22,953          22,245
                                                                         =========       =========      =========       =========

RECONCILIATION OF REPORTED NET INCOME TO ADJUSTED NET INCOME:
                                                                                                             NINE MONTHS ENDED
                                                                                                       JUNE 30, 2004   JUNE 30, 2003
                                                                                                       -------------   -------------
Reported net income available to common shareholders                                                       $4,488          $4,978
Compensation payments                                                                                         860               -
Write-down of debt discount                                                                                     -             611
Estimated income tax liability reversal                                                                         -          (1,874)
                                                                                                           ------          ------
Adjusted net income available to common shareholders                                                       $5,348          $3,715
                                                                                                           ======          ======
RECONCILIATION OF REPORTED NET INCOME PER DILUTED SHARE TO ADJUSTED NET INCOME PER DILUTED SHARE:
                                                                                                             NINE MONTHS ENDED
                                                                                                       JUNE 30, 2004   JUNE 30, 2003
                                                                                                       -------------   -------------
Reported net income per share available to common shareholders                                              $0.20           $0.22
Add back: per share effect of compensation payments                                                          0.03               -
Add back: write-down of debt discount                                                                           -            0.03
Deduct: estimated income tax liability reversal                                                                 -           (0.08)
                                                                                                           ------          ------
Adjusted net income per share available to common shareholders                                              $0.23           $0.17
                                                                                                           ======          ======